                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                ASTRO-MED, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed
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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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

                                Astro-Med, Inc.
                           Astro-Med Industrial Park
                           600 East Greenwich Avenue
                        West Warwick, Rhode Island 02893

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  May 15, 2001

To the Shareholders of Astro-Med, Inc.:

   Notice is hereby given that the 2001 Annual Meeting of Shareholders of Astro-Med, Inc. (the "Company") will be held at the offices of the Company, Astro-Med Industrial Park, 600 East Greenwich Avenue, West Warwick, Rhode Island on Tuesday May 15, 2001, beginning at 10:00 a.m., for the purpose of considering and acting upon the following:

   (1) Electing five directors to serve until the next annual meeting of shareholders or until their successors are elected and have qualified.

   (2) Approving an increase in the maximum number of shares available under the Company's 1998 Non-Qualified Stock Option Plan by 600,000 shares to 1,000,000 shares in the aggregate.

   (3) Transacting such other business as may properly come before the meeting.

   The close of business on March 23, 2001 has been fixed as the record date for determining shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                                             Margaret D. Farrell

                                          Margaret D. Farrell
                                          Secretary

April 17, 2001


 Kindly fill in, date and sign the enclosed proxy and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy will not be used without your consent.

                                Astro-Med, Inc.

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  May 15, 2001

Solicitation and Revocation of Proxies

   The accompanying proxy is solicited by the Board of Directors of Astro-Med, Inc. (herein called the "Company") in connection with the annual meeting of the shareholders to be held May 15, 2001. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy material to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Every properly signed proxy will be voted in accordance with the specification made thereon. This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about April 17, 2001.

Election of Directors

   At the annual meeting, five directors are to be elected to hold office until the next annual meeting or until their respective successors are elected and qualified. The persons named in the accompanying proxy, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company. Certain information concerning such nominees is set forth below:

Name and Age               Business Experience During Past Five Years  Director Since
------------               ------------------------------------------  --------------
Albert W. Ondis (75)....  Chairman of the Company                           1969
Everett V. Pizzuti
 (64)...................  President of the Company                          1985
Jacques V. Hopkins        Former Partner, Hinckley, Allen & Snyder LLP
 (70)...................  (Attorneys at Law) (Retired 1997)                 1969
Hermann Viets, Ph.D.      President, Milwaukee School of Engineering
 (58)...................  (since 1991)                                      1988
Neil K. Robertson (63)..  Independent investment research consultant        1991

Amendment of the 1998 Non-Qualified Stock Option Plan

   At the 1998 annual meeting, shareholders approved the 1998 Non-Qualified Stock Option Plan (the "Non-Qualified Plan") and reserved 400,000 shares of common stock for issuance thereunder.

   Options have been granted under the 1998 Non-Qualified Plan as follows:

                                                  Number   Average Exercise
Grantee                                         of Options Price Per Share
-------                                         ---------- ----------------
Albert W. Ondis................................    162,000      $5.88
Chairman & Chief Executive Officer

Everett V. Pizzuti.............................    162,000      $5.88
President & Chief Operating Officer

Joseph P. O'Connell,...........................     25,000      $7.50
Vice President & Treasurer, Chief Financial
Officer

John B. Chatten................................       None       N/A
President, Grass-Telefactor

Elias G. Deeb..................................       None       N/A
Vice President, Media Manufacturing

All Executive Officers As A Group..............    399,000      $5.88

   Of the 400,000 shares of common stock reserved for issuance under the Non-Qualified Plan, all options have been awarded, and the Board of Directors has concluded that it would be advisable to amend the 1998 Non-Qualified Plan for the reservation of an additional 600,000 shares for issuance thereunder pursuant to future option grants. The 1998 Non-Qualified Plan, as amended to reflect the above is attached as Exhibit A to this Proxy statement. Shareholder approval is required for the reservation of additional shares under the Plan.

   The following is a description of the Non-Qualified Plan as approved by the shareholders.

   Operation of the Non-Qualified Plan. The Non-Qualified Plan is administered by the Compensation Committee. None of the members of the Compensation Committee shall be an officer or other employee of the Company. Awards may be granted to executive officers and other key employees of the Company and its subsidiaries as well as other individuals who perform services for the Company and its subsidiaries. The Non-Qualified's Plan's eligibility criteria are intended to encompass a group which is currently estimated at less than 10 individuals. The Compensation Committee bases its selection of award recipients, and its determination of the number of shares of common stock to be covered by each award, on the nature of employees' duties and present and potential contributions to the Company's success and other factors it deems relevant.

   Awards. The Non-Qualified Plan provides for the grant of non-qualified stock options which are not "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The option price of the stock options will not be less than fifty percent (50%) of the market price of common stock on the date of grant. The aggregate number of shares of common stock subject to grant hereunder to any one person during any one calendar year shall not exceed 200,000 shares. Shares covered by expired or terminated options may be available for subsequent awards. No options may be granted after May 19, 2008.

   Options become exercisable as determined by the Compensation Committee. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable in installments or otherwise, only after completion of a specified service requirement. The Committee may also accelerate the exercisability of any option at any time. An option may be exercised by payment of the option price in cash or, in the discretion of the Compensation Committee, in already owned shares of common stock or a combination thereof.

   Unless the Committee otherwise determines options will not be transferable otherwise than by will or the laws of descent and distribution and may be exercised during the holder's lifetime only by the holder or by the holder's guardian or legal representative. During the holder's lifetime, with the approval of the Committee and subject to such conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Company, elect to transfer any or all such non-qualified stock options to members of his or her immediate family, or to trusts for the benefit of the optionee and/or the optionee's immediate family members or to partnerships in which the optionee and/or such family members are the only partners provided, however, that no such transfer by any optionee may be made in exchange for consideration.

   Under the Non-Qualified Plan, the Board of Directors may provide that, in the event it recommends that the Company sell substantially all of its assets or that the shareholders sell or exchange their shares or that the Company merge or consolidate with another corporation or be liquidated or dissolved, that a holder of any outstanding options must exercise such options by a specified date (not less than 60 days from the date of any notice to that effect) and any nonexercised options will expire on such date.

   Plan Amendment. The Board of Directors may modify, revise or terminate the Non-Qualified Plan at any time and from time to time, except that no action of the Board may, unless duly approved by the shareholders (i) increase the maximum number of shares subject to the Non-Qualified Plan, (ii) change the minimum option price, (iii) extend the period within which options may be granted, (iv) extend the termination date of the Non-Qualified Plan, or (v) change the class of persons eligible to receive options under the Non-Qualified Plan.

   New Plan Benefits. Since awards under the Non-Qualified Plan are discretionary, total awards that may be granted for the current fiscal year are not determinable until completion of the year.

   Anti-Takeover Effects. Unless the Compensation Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event includes (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of the combined voting securities of the Company by any person or group other than the Company or any employee benefit plan of the Company or any current officer or director of the Company which person or group did not theretofore beneficially own 30% or more of the combined voting securities of the Company,
(iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period. The provisions of the Non-Qualified Plan permitting acceleration of the exercise of outstanding options may have an anti-takeover effect.

   Federal Income Tax Considerations. There will be no federal income tax consequences to either the optionee of the Company on the grant of a non-qualified option. Upon the exercise of a non-qualified the optionee has taxable ordinary income equal to the excess of the fair market value of the shares of common stock received on the exercise date (or the date on which any substantial risk of forfeiture lapses) over the option price of the shares. The Company will be entitled to a federal income tax deduction in an amount equal to such excess. Upon a subsequent sale or taxable exchange of shares acquired upon exercise of an option, an optionee will recognize long-term or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

   The exercise of any portion of an option that is accelerated as a result of a Change of Control Event, may cause payments with respect to such accelerated options to be treated as "parachute payments" as defined in the Code. Any such parachute payments may be non-deductible, in whole or in part, and may subject the employee to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

   The Board of Directors recommends a vote FOR approval of the amendment of the 1998 Non-Qualified Stock Option Plan, as amended (item 2 on the proxy card).

Voting at Meeting

   Only shareholders of record at the close of business on March 23, 2001 will be entitled to vote at the meeting. On the record date, there were 4,230,224 shares of common stock of the Company outstanding. There was no other outstanding class of voting securities. Each shareholder has one vote for every share owned.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth as of March 23, 2001 (except as noted) the record and beneficial ownership of the Company's outstanding shares of common stock by each person who is known to the Company to own of record or beneficially more than 5 percent of such stock, by each director of the Company, by each executive officer named in the Summary Compensation Table and by all directors and executive officers of the Company as a group:

                                                   Number of Shares  Percent
Name of Beneficial Owner                          Beneficially Owned of Class
------------------------                          ------------------ --------
Albert W. Ondis..................................     1,299,384(1)    29.7%
 600 East Greenwich Avenue
 West Warwick, Rhode Island

Everett V. Pizzuti...............................       500,243(2)    11.0%
 600 East Greenwich Avenue
 West Warwick, Rhode Island

Dimensional Fund Advisors, Inc...................       346,850(3)     8.2%
 1299 Ocean Avenue
 Santa Monica, California

Jacqueline B. Ondis..............................       310,000        7.3%
 40 Oak Grove Street
 Warwick, Rhode Island

Hermann Viets....................................       131,212(4)     3.1%

Jacques V. Hopkins...............................        90,321(5)     2.1%

Joseph P. O'Connell..............................        93,394(6)     2.1%

Elias G. Deeb....................................        68,763(7)     1.6%

John B. Chatten..................................        33,567(8)        *

Neil K. Robertson................................        23,000(9)        *

All directors and executive officers of the
 Company as a group (13).........................     2,349,232(10)   46.9%

--------
*Less than 1%

(1) Includes 116,871 shares held in trust for children, 150,000 shares deemed to be beneficially owned because of exercisable options to acquire shares and 2,626 shares allocated to his account under the Company's Employee Stock Ownership Plan.

(2) Includes 324,875 shares deemed to be beneficially owned because of exercisable options to acquire shares and 2,614 shares allocated to his account under the Company's Employee Stock Ownership Plan.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of the number of shares shown as of December 31, 2000, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust

   Company, Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans. Dimensional serves as investment advisor or manager to all of such entities. Dimensional disclaims beneficial ownership of all such shares.

(4) Includes 112 shares held by Dr. Viets as custodian for a child and 5,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.

(5) Includes 76,821 shares held as a trustee of a trust for the benefit of the children of Mr. Ondis, and 5,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.

(6) Includes 92,500 shares deemed to be beneficially owned because of exercisable options to acquire shares and 616 shares allocated to his account under the Company's Employee Stock Ownership Plan.

(7) Includes 313 shares held by Mr. Deeb's wife, 57,250 shares deemed to be beneficially owned because of exercisable options to acquire shares and 2,061 shares allocated to his account under the Company's Employee Stock Ownership Plan.

(8) Includes 33,332 shares deemed to be beneficially owned because of exercisable options to acquire shares and 235 shares allocated to his account under the Company's Employee Stock Ownership Plan.

(9) Includes 18,000 shares held by Mr. Robertson as trustee of a trust for his benefit and 5,000 shares deemed to be beneficially owned because of exercisable options to acquire shares.

(10) Includes 777,207 shares deemed to be beneficially owned because of exercisable options to acquire shares and 11,450 shares allocated to the accounts of officers under the Company's Employee Stock Ownership Plan.

Other Information Relating to Directors

   During the fiscal year ended January 31, 2001, the Board of Directors held four formal meetings and six meetings by telephone conference. The Board has an Audit Committee consisting of Mr. Robertson (Chairman), Dr. Viets and Mr. Hopkins, whose primary duties and responsibilities include recommending an accounting firm to be engaged as the Company's independent accountants and meeting with the Company's independent accountants to review the annual audit scope, the audit of financial statements, the adequacy of internal controls and other relevant matters. The Audit Committee held one formal committee meeting and one meeting by telephone conference during the fiscal year ended January 31, 2001. The Board has a Compensation Committee comprised of Dr. Viets (Chairman), Mr. Robertson and Mr. Hopkins, which reviews and approves recommendations on executive compensation and administers the Company's stock option plans. The Compensation Committee held two formal meetings and one meeting by telephone conference during the fiscal year ended January 31, 2001. Dr. Viets, Mr. Robertson and Mr. Hopkins have been paid an annual retainer fee of $3,500 plus $500 for each Board meeting attended.

   Those directors who are not also officers and employees of the Company receive options to purchase common stock under the Company's Non-Employee Director Stock Option Plan (the "Director Plan") as compensation for their services to the Company. Under the Director Plan, each non-employee director received an initial non-qualified option to purchase 1,000 shares of common stock on May 21, 1996, the date the Company's shareholders approved the Director Plan. Non-employee directors who are elected after May 21, 1996 will receive an initial non-qualified option to purchase 1,000 shares of common stock on the date of the director's initial election to the Board of Directors. Beginning in 1997, each non-employee director (other than a director first elected after June 30 of the prior year) receives an annual non-qualified option to purchase 1,000 shares of common stock as of the first business day of January of each year. All options have an exercise price equal to the market price of the common stock on the day of the grant and are exercisable for a term of ten years. Options vest six months after the grant date, unless automatically accelerated in the event of death, disability, or a change of control. A total of 30,000 shares have been reserved for issuance under the Director Plan. Messrs. Hopkins, Robertson and Viets each received options to acquire 1,000 shares at $3.75 per share on January 2, 2001. Options for an aggregate of 18,000 shares, with an exercise price ranging from $3.75 to $9.25 per share were outstanding at January 31, 2001.

   Directors who are also officers and employees of the Company are not entitled to receive any compensation in addition to their compensation for services as officers or employees.

   The law firm of Hinckley Allen & Snyder LLP, of which Mr. Hopkins is a retired partner, provides legal services to the Company.

   Other than as described under "Indebtedness of Management", no officer, director or nominee for director of the Company or any associate of any of the foregoing had during the fiscal year ended January 31, 2001 any material interest, direct or indirect, in any material transaction or any material proposed transaction to which the Company was or is to be a party.

Report On Executive Compensation

   The Board of Directors has delegated to the Compensation Committee the authority to fix compensation (including stock options) for the Company's key employees. The Compensation Committee is comprised of the Company's three non-employee directors, Dr. Viets (Chairman), Mr. Robertson and Mr. Hopkins. Mr. Ondis meets with the Compensation Committee to review the compensation program and make recommendations for senior executive officers. Compensation consists of three principal elements (salary, bonus and stock options).

   Executive Compensation Philosophy. Compensation of the Company's executive officers should link management initiatives with the actual financial performance of the Company. Similarly, the compensation should attract, retain and motivate highly qualified individuals to achieve the Company's business goals and link their interests with shareholder interests.

   Salary. Base salaries for executive officers were established a number of years ago after reviewing compensation for competitive positions at manufacturing companies of comparable size and profitability operating in a similar industry. Base salaries have since been increased at annual rates which approximate the general rates of increase of compensation for all employees of the Company and for generally publicized competitive positions elsewhere in industry.

   Bonus. The Company maintains a bonus pool for the purpose of providing incentives in the form of a quarterly cash bonus to employees of the Company. Awards are intended to reflect Company profitability, achievement of overall Company objectives and individual performances, considered both in terms of effort and results. The size of the bonus pool and of individual awards may vary, up or down, from year to year. No bonus payments were made in fiscal year 1999. Bonuses paid or accrued during fiscal years 2000 and 2001 amounted to $369,488 ($158,000 to executives) and $225,000 ($28,500 to executives), respectively.

   Stock Options. Total executive compensation includes long-term incentives afforded by stock options. Stock option grants are made by the Compensation Committee upon consideration of recommendations made by senior management. The objectives of option grants are to align the long-term interests of executives and key employees with shareholder interest, by creating a strong and direct link between compensation and total shareholder return. In this connection, grants are intended to enable recipients to develop and maintain significant long-term stock ownership in the Company. Stock options are the principal vehicle for the payment of long-term compensation. Grants of stock options reflect subjective consideration of such matters as other compensation and the employee's position in the Company and contributions to the Company.

   Compensation of Chief Executive Officer. Mr. Ondis is eligible to participate in the same executive compensation plans available to other senior executives. Effective in August 2000, his base salary was increased from $240,000 to $247,200, representing a 3% increase, deemed consistent with salary increases among executives in comparable positions in similar industries. Non-qualified option grants for 75,000 common shares at an exercise price of $7.50 were made to Mr. Ondis during fiscal year 2001.

   Deductibility of Compensation. Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to a public company's five highest paid executive officers to the extent any such officer's annual compensation exceeds $1,000,000, subject to certain exceptions. The Board of Directors has deferred adopting a policy on this issue as it does not expect the compensation of these individuals to reach relevant levels in the near future.

   Conclusion. Through the program described above, the Compensation Committee firmly believes a direct link has been established between the Company's financial performance, executive compensation and resultant stock price performance.

                                          Compensation Committee

                                          Hermann Viets, Ph.D. (Chairman)
                                          Neil K. Robertson
                                          Jacques V. Hopkins

Executive Compensation

   The following table sets forth the total annual compensation paid or accrued, together with other information for the fiscal years ended January 31, 2001, 2000 and 1999, for the Chief Executive Officer and each of the four most highly compensated executive officers of the Company whose total annual salary and bonus for the fiscal year ended January 31, 2001 exceeded $100,000.

                           Summary Compensation Table

                                    Annual Compensation       Securities
                              ------------------------------- Underlying
Name and Principal                                             Options       All Other
Position                 Year Salary($) Bonus($) Other ($)(a) Granted(#) Compensation($)(b)
------------------       ---- --------- -------- ------------ ---------- ------------------
Albert W. Ondis......... 2001  243,324       --     48,970      75,000         4,561
 Chairman, Chief         2000  240,220   40,000     37,524      25,000         4,693
 Executive Officer       1999  232,865       --      2,741      25,000         4,782


Everett V. Pizzuti...... 2001  221,908       --     38,152      75,000         4,739
 President, Chief        2000  203,737   40,000     44,561      25,000         4,824
 Operating Officer       1999  228,324       --      8,957      25,000         4,782


Joseph P. O'Connell.....
 Vice President and      2001  158,817       --      6,812      50,000         4,289
 Treasurer,              2000  145,947   40,000      3,872      20,000         4,841
 Chief Financial Officer 1999  143,796       --      3,713      10,000         4,488


John B. Chatten(c)......
 President, Grass-       2001  150,000       --         --      15,000         2,056
 Telefactor              2000   21,635       --         --      35,000            --
 Product Group           1999       --       --         --          --            --


Elias G. Deeb........... 2001  129,528   10,000         --      15,000         3,955
 Vice President, Media   2000  122,603   19,375         --      10,500         4,143
 Manufacturing           1999  119,500       --         --       7,500         3,830

--------
(a) Represents imputed interest on indebtedness of management in the amount of $20,070 for Mr. Ondis and $8,213 for Mr. Pizzuti and reimbursement for taxes attributable to use of Company provided vehicles and cash compensation in lieu of Company provided vehicles.

(b) Amounts consist of the Company's annual contributions, including matching contributions, to the Astro-Med, Inc. Retirement Savings Plan and $1,059 for each individual to the Astro-Med, Inc. Employee Stock Ownership Plan.

(c) Mr. Chatten joined the Company in December 1999.

Indebtedness of Management

   The following information describes loans to directors and executive officers of the Company whose indebtedness to the Company exceeded $60,000 at any time during the fiscal year ended January 31, 2001.

                                                         Largest
                                                        Amount of   Indebtedness
                                                       Indebtedness  Amount of
                                                       Outstanding  Outstanding
Name                                                   at Any Time  at Year End
----                                                   ------------ ------------
Albert W. Ondis, Chairman and Director................   $321,640     $321,640
Everett V. Pizzuti, President and Director............    131,624      131,624

   The indebtedness is comprised of unsecured non-interest bearing demand notes for loans made from time to time to the persons named.

Profit-Sharing Plan

   The Company has a qualified Profit-Sharing Plan which provides retirement benefits to substantially all employees of the Company and provides for contributions into a trust fund in such amounts as the Board of Directors may annually determine. Each eligible employee shares in contributions on the basis of relative (limited to $170,000) compensation.

   In addition, participants are permitted to defer up to 15% of their cash compensation and make contributions of such deferral to this Plan through payroll deductions. The Company makes matching contributions equal to 50% of the first percent of compensation contributed and 25% of the second, third, fourth and fifth percent. The deferrals are made within the limits prescribed by Section 401(k) of the Internal Revenue Code.

   The Plan provides for the vesting of 100% of contributions made by the Company to the account of an employee after five years of service. Contributions by an employee are 100% vested immediately. The Company's contributions paid or accrued for the fiscal year ended January 31, 2001 totaled $230,000.

Employee Stock Ownership Plan

   The Company has an Employee Stock Ownership Plan which provides retirement benefits to substantially all employees of the Company. Contributions in such amounts as the Board of Directors may annually determine are allocated among eligible employees on the basis of relative (limited to $100,000) compensation. Participants are 100% vested in any and all allocations to their accounts. Contributions, which may be in cash or stock, are invested by the Plan's Trustees in shares of common stock of the Company. The Company's contributions paid or accrued for the fiscal year ended January 31, 2001 totaled $130,000.

Stock Option Plans

   The Company has a Non-Qualified Stock Option Plan adopted in the fiscal year ended January 31, 1999, under which options for an aggregate of 400,000 shares of common stock may be granted to officers and key employees as well as consultants or other persons who render services to the Company at an exercise price of not less than 50% of the market price on the date of grant. Options granted under this plan for an aggregate of 225,000 shares, with an exercise prices ranging from $5.00 to $7.50 were granted during the fiscal year ended January 31, 2001. Options granted under this plan for an aggregate of 276,000 with exercise prices ranging from $4.94 to $7.50 per share were outstanding at January 31, 2001. Options were granted subsequent to January 31, 2001 for an aggregate of 124,000 shares with an exercise price of $4.31 per share. No shares remain eligible for option grants under this plan. Accordingly, the Company is recommending that the plan be amended to increase the number of shares authorized for issuance under the plan.

   The Company also has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1994 under which options for an aggregate of 250,000 shares of common stock may be granted to officers and key employees at an exercise price of not less than 100% of the market price on the date of grant. Options granted under this plan for an aggregate of 118,500 shares with an exercise price of $7.50 were granted during the fiscal year ended January 31, 2001. Options granted under this plan for an aggregate of 204,000 shares with exercise prices ranging from $6.125 to $10.25 per share were outstanding at January 31, 2001. Options were granted subsequent to January 31, 2001 for an aggregate of 46,000 shares with an exercise price of $4.31 per share. No shares remain available for option grants under this plan.

   In addition, the Company has an Incentive Stock Option Plan adopted in the fiscal year ended January 31, 1998 and amended in the fiscal years ended January 31, 1999 and 2001, under which options for an aggregate of 1,250,000 shares of common stock may be granted to officers and key employees at an exercise price of not less than 100% of the market price on the date of grant. Options granted under this plan for an aggregate of 222,000 shares with exercise prices ranging from $4.00 to $7.50 were granted during the fiscal year ended January 31, 2001. Options granted under this plan for an aggregate of 492,200 shares with exercise prices ranging from $4.00 to $8.125 per share were outstanding at January 31, 2001. Options were granted subsequent to January 31, 2001 for an aggregate of 192,000 shares with an exercise price of $4.31 per share. A total of 556,300 shares remain available for option grants under this plan.

   The following tables present certain information concerning stock options granted and exercised by each executive officer named in the Summary Compensation Table during the fiscal year ended January 31, 2001, and the year-end value of unexercised options held by each of those officers.

                Aggregated Option Exercises in Fiscal Year Ended
             January 31, 2001 and Options Held at January 31, 2001

                                                   Securities Underlying     Value of Unexercised
                                                  Unexercised Options at     In-The-Money Options
                             Shares      Value       Fiscal Year End(#)    at Fiscal Year End($)(b)
                            Acquired    Realized ------------------------- -------------------------
                         On Exercise(#)  ($)(a)  Exercisable Unexercisable Exercisable Unexercisable
                         -------------- -------- ----------- ------------- ----------- -------------
Albert W. Ondis.........        --         --      150,000          --           --          --
Everett V. Pizzuti......        --         --      324,875      31,000       19,688          --
Joseph P. O'Connell.....        --         --       92,500          --           --          --
John B. Chatten.........        --         --       33,332      16,668           --          --
Elias G. Deeb...........     1,000        917       57,250          --           --          --

--------
(a) Amount represents excess of market value over exercise price on date of exercise. Income taxes which may have been payable by individual are not reflected.

(b) Amount represents excess of market value as of January 31, 2001 over exercise price.

                           Option Grants--Fiscal Year
                             Ended January 31, 2001

                                   % Of Total
                       Option    Options Granted Per Share            Grant Date
                       Grants    to Employees in Exercise  Expiration   Value
Name                   (#)(a)      Fiscal Year   Price ($)    Date      ($)(d)
----                   ------    --------------- --------- ---------- ----------
Albert W. Ondis .....  75,000         13.3%        7.50     3/20/10    178,500
Everett V. Pizzuti ..  75,000         13.3%        7.50     3/20/10    178,500
Joseph P. O'Connell
 ....................  50,000(b)       8.8%        7.50     3/20/10    119,000
John B. Chatten .....  15,000(c)       2.7%        7.50     3/20/10     35,700
Elias G. Deeb........  15,000          2.7%        7.50     3/20/10     35,700

--------
(a) All options became exercisable on October 20, 2000, except as noted.

(b) Options became exercisable on October 20, 2000 and January 1, 2001.

(c) Options will became exercisable on January 1, 2002 and January 1, 2003.

(d) Amounts represent the fair value of each option granted and were estimated as of the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 36%; expected life of 5 years; risk-free interest rate of 6.25% and dividend yield of 2.9%.

Performance Graph

   Set forth below is a line graph comparing the cumulative total return on the Company's common stock against the cumulative total return of a NASDAQ market index and a peer index for the period of five fiscal years ended January 31, 2001. The University of Chicago's Center for Research in Security Prices (CRSP) total return index for the NASDAQ Stock Market is calculated using all companies which trade on the NASDAQ National Market System (NMS) or on the NASDAQ supplemental listing. It includes both domestic and foreign companies. The index is weighted by the then current shares outstanding and assumes dividends reinvested. The return is calculated on a monthly basis. The peer group index, the CRSP Index for NASDAQ Electronic Components Stock designated below as the industry index, is comprised of companies classified as electronic equipment manufacturers. The total returns assume $100 invested on February 1, 1996 with reinvestment of dividends.


                   ASSUMES $100 INVESTED ON FEBRUARY 1, 1996
        ASSUMES DIVIDEND REINVESTED FISCAL YEAR ENDING JANUARY 31, 2001

                                              Fiscal Years Ended January 31
                                         ---------------------------------------
                                         1996  1997   1998   1999   2000   2001
                                         ---- ------ ------ ------ ------ ------
Astro-Med, Inc.......................... 100   92.95  88.54  68.73  75.13  55.83
Peer Group Index........................ 100  206.25 202.21 325.98 604.79 489.54
Nasdaq Market Index..................... 100  130.34 152.99 235.00 370.87 259.89

Audit Committee Report

   The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached to this Proxy Statement as Exhibit B.

   Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

   The Audit Committee's responsibilities focus on two primary areas: (1) the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements; and (2) the independence and performance of the Company's independent accountants.

   The Audit Committee has met with management and the Company's independent accountants, Arthur Andersen LLP, to review and discuss the January 31, 2001 financial statements. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee also discussed with the Arthur Andersen LLP the matters required by Statement on Auditing Standards No.61 (Communication with Audit Committees). The Audit Committee also received from Arthur Andersen LLP written disclosures and the letter regarding independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee) and has discussed with Arthur Andersen LLP that firm's independence.

   The Audit Committee received the following information concerning the fees of Arthur Andersen LLP for the year ended January 31, 2001, and has considered whether the provision of these services is compatible with maintaining the independence of the independent accountants:

  . Audit Fees (including review of interim financial statements included in Form 10-Qs)............................................ $119,000

  .Financial Information Systems Design and Implementation Fees....... $      0

  .All Other Fees..................................................... $ 95,200

   The Audit Committee has determined that the provision of non-audit services by Arthur Andersen LLP is compatible with maintaining that firm's independence.

   Based upon the review and discussions referred to above, we recommended that the Board of Director's include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended January 31, 2001, to be filed with the Securities and Exchange Commission.

                                          Audit Committee

                                          Neil K. Robertson (Chairman)
                                          Hermann Viets, Ph.D.
                                          Jacques V. Hopkins

Independent Accountants

   The Company selected Arthur Andersen LLP as independent accountants to audit the financial statements of the Company for fiscal year ended January 31, 2001. This firm has audited the Company's financial statements annually since the fiscal year ended January 31, 1982. Although no accountants have yet been selected to audit the financial statements of the Company for the fiscal year ending January 31, 2002 it is expected that Arthur Andersen LLP will again be selected. It is further expected that a representative of Arthur Andersen LLP will be present at the annual meeting with the opportunity to make a statement, if he or she so desires, and that such representative will be available to respond to appropriate questions.

Financial Reports

   A copy of the annual report of the Company for the fiscal year ended January 31, 2001 including the Company's annual report to the Securities and Exchange Commission on Form 10-K, accompanies this proxy statement. Such report is not part of this proxy statement.

Proposals For 2002 Annual Meeting

   The 2002 annual meeting of the shareholders of the Company is scheduled to be held on May 14, 2002. If a shareholder intending to present a proposal at that meeting wishes to have such a proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than December 16, 2001.

Other Matters

   No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

   You are urged to sign and return your proxy promptly to make certain your shares will be voted at the meeting. You may revoke your proxy at any time before it is voted.

                                          By Order of the Board of Directors

                                                /s/ Margaret D. Farrell
                                                Margaret D. Farrell
                                                    Secretary

Dated: April 17, 2001

                                                                       EXHIBIT A

                                ASTRO-MED, INC.
                      1998 NON-QUALIFIED STOCK OPTION PLAN

                          (As Proposed To Be Amended)

   1. Purpose. The purpose of this 1998 Non-Qualified Stock Option Plan (the "1998 Non-Qualified Plan") is to attract and retain key employees of Astro-Med, Inc. (the "Company") and to motivate them by providing an opportunity to acquire a proprietary stake in the Company and its future growth. It is the view of the Company that this goal may best be achieved by granting stock options.

   2. Administration. (a) The 1998 Non-Qualified Plan shall be administered by a committee of the Board of Directors (the "Board"), consisting of not less than two members (the "Compensation Committee"). It is the intention of the Company that so long as the Company has a class of securities registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1998 Non-Qualified Plan shall be administered by persons who shall be "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act but the authority and validity of any act taken or not taken by the Compensation Committee shall not be affected if any person administering the 1998 Non-Qualified Plan is not a non-employee director; and provided, that, with respect to individual participants who are not subject to Section 16(b) of the Exchange Act, the Compensation Committee may delegate authority to administer the 1998 Non-Qualified Plan to another committee of directors (the "Employee Committee") which committee may include directors who are not non-employee directors. Unless the context otherwise required, the term "Committee" shall refer to both the Compensation Committee and the Employee Committee.

     (b) The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1998 Non-Qualified Plan to grant options, to determine the purchase price of the shares of common stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to interpret the 1998 Non-Qualified Plan; to prescribe, amend and rescind rules and regulations relating to the 1998 Non-Qualified Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with awards under the 1998 Non-Qualified Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1998 Non-Qualified Plan. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1998 Non-Qualified Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. No Committee member shall be liable for any action, determination or interpretation made in good faith and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

   3. Amount of Stock Subject to Plan. The amount of stock which may be issued under options pursuant to the 1998 Non-Qualified Plan is one million (1,000,000) shares of the Company's $.05 par value common stock (the "common stock"). If any options terminate or expire for any reason without having been exercised in full, the shares not purchased under the options may again be subjected to options granted under the 1998 Non-Qualified Plan to the extent not prohibited by Rule 16b-3.

   4. Eligibility. Key employees of the Company or any subsidiary as well as consultants or other persons who render services to the company or any subsidiary (regardless of whether they are employees) shall be eligible to participate in the 1998 Non-Qualified Plan, except that directors who are not full time officers or employees shall not be eligible to participate. Key employees shall be those employees, including officers, who are deemed by the Committee to be of primary importance in the operation of the Company's business. The Committee may in its discretion from time to time grant options to any or all eligible persons to purchase such number of shares as the Committee shall determine. As used in the 1998 Non-Qualified Plan, the term "subsidiary" has the meaning ascribed to "subsidiary corporation" by (S)424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

   5. Aggregate Annual Limit. The aggregate number of shares of common stock subject to granted hereunder to any one person during any one calendar year shall not exceed 200,000 shares.

   6. Option Price and Payment. The option price of the shares of common stock subject to each option will be fixed by the Committee but will not be less than fifty percent (50%) of fair market value of the common stock determined as of the date of the granting of the option. Upon the exercise of the option, the option price may be paid in one or more of the following ways, as the Committee in its discretion determines: (i) in full in cash; or (ii) by exchanging other shares of the Company's common stock owned by the owner of such option. The term "fair market value" shall be deemed to be the mean between the high and low selling prices on any exchange on which the stock is listed (or over-the-counter if such stock is not then listed on such exchange), on the date the option is granted or, if no sale has taken place, the mean between bid and asked prices on such date.

   7. Term of Option. (a) The term of each option shall be ten (10) years, or such shorter period as may be determined by the Committee, from the date of grant of the option, unless sooner terminated in accordance with its terms. The Committee may, in its sole discretion, determine, as a condition of any option that all or a stated percentage of the options shall become exercisable in installments or otherwise, only after completion of a specified service requirement and may accelerate the exercisability of any option at any time. No option shall be granted after the termination of the 1998 Non-Qualified Plan, but options theretofore granted may be exercised thereafter in accordance with their terms and the provisions of the 1998 Non-Qualified Plan.

     (b) Except as otherwise determined by the Committee or permitted under Paragraph 10 in the case of death of the holder of an option, in the event the employment of an employee to whom an option has been granted under the 1998 Non-Qualified Plan shall be terminated (except as set forth in Paragraph 10) no option will be exercisable unless at the time of the exercise of the option the holder thereof is still employed by the Company or one or more subsidiaries; provided, however, that if the holder's employment has terminated not more than ninety (90) days before the exercise of such option under circumstances acceptable to the Committee (whose determination in this regard shall be final and conclusive), then the option will nevertheless be exercisable during the ninety (90) day period notwithstanding termination of employment; and provided, further, that if the holder's employment has terminated not more than one (1) year before the exercise of such option as a result of the holder becoming disabled (within the meaning of 22(e)(3) of the Code), then the option will nevertheless be exercisable during such one (1) year period.

     (c) Military or sick leave not exceeding ninety (90) days will not be deemed to interrupt or terminate employment for the purposes of this Paragraph 7. Whether military or sick leave in excess of ninety (90) days or other authorized leave of absence will be deemed to interrupt or terminate employment for the purposes of this Paragraph 7 will be determined by the Committee whose determination shall be final and conclusive.

   8. Change of Control. Unless the Committee determines otherwise, all outstanding options shall become immediately exercisable upon a Change of Control Event. A Change of Control Event shall include (i) any purchase of common stock pursuant to a tender offer or exchange offer (other than by the Company), (ii) the acquisition of 30% or more of the beneficial ownership of the combined voting securities of the Company by any person or group (as such terms are used in Section 13(d) and 14(d) of the Exchange Act), other than the Company or its subsidiaries or any employee benefit plan of the Company or any person who was an officer or director of the Company on the effective date of the 1998 Non-Qualified Plan, which person or group did not theretofore beneficially own 30% or more of the combined voting securities of the Company,
(iii) approval by Company shareholders of a consolidation, a merger in which the Company does not survive, or the sale of substantially all of the Company's assets, or (iv) a change in the composition of a majority of the Company's Board over a two-year period unless the selection or nomination of each of the new members is approved by two-thirds of those remaining members of the Board who were members at the beginning of the two-year period.

   9. Other Terms and Conditions; Waivers. Options will be evidenced by option agreements in such form and containing such terms and conditions as the Committee may determine (but not inconsistent with the provisions of the 1998 Non-Qualified Plan) including, without being limited to, the following:

     (a) Each option will be granted on the condition that the purchase of stock thereunder will be for investment purposes and not with a view to resale or distribution, except that such condition will be inoperative if the stock subject to such option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such stock may be resold without registration;

     (b) Unless the Committee otherwise determines, no option will be transferable by the holder thereof otherwise than by will or by the laws of descent and distribution, and such option will be exercisable during the lifetime of the holder thereof only by the holder; provided, however, that during an optionee's lifetime, with the approval of the Committee and subject to such conditions as the Committee may prescribe, an optionee may, upon providing written notice to the Company, elect to transfer any or all such non-qualified stock options granted under the 1998 Non-Qualified Plan to members of his or her immediate family, including, but not limited to, the optionee's spouse, children, grandchildren and the spouses of children and grandchildren or to trusts for the benefit of the optionee and/or such immediate family members or to partnerships in which the optionee and/or such family members are the only partners ("Permitted Transferees"); provided, however, that no such transfer by any optionee may be made in exchange for consideration; and

     (c) The Committee, in particular cases, before or after the issuance of stock options under the 1998 Non-Qualified Plan, may waive any of the conditions imposed by the 1998 Non-Qualified Plan upon the issuance or exercise of options.

   10. Termination of Employment upon Death. In the event an employee to whom an option has been granted under the 1998 Non-Qualified Plan dies while in the employ of the Company or any subsidiary, unless the Committee otherwise determines, his or her options shall end automatically six (6) months after such death, unless sooner ended by their terms. Prior to the expiration of such six (6) month period, during the term of such options, the executor or administrator of the estate of such eligible employee shall have the right to exercise any option previously granted to such employee hereunder.

   11. Readjustment of Stock or Recapitalization. Upon any recapitalization or readjustment of the Company's capital stock whereby the character of the present common stock shall be changed, appropriate adjustments shall be made so that the stock to be purchased under the 1998 Non-Qualified Plan shall be the equivalent of the present common stock after such readjustment or recapitalization. In the event of a subdivision or combination of the shares of common stock, the Board will proportionately adjust number of shares that may be optioned and sold to an eligible person and the number of shares which are the subject of outstanding options and the price therefor. In case of reclassification or other change in the shares of common stock, such action will be taken as in the opinion of the Board will be appropriate under the circumstances. Accordingly, in such cases the maximum number of authorized but unissued shares, or shares held as treasury stock, which are subject to the 1998 Non-Qualified Plan may be adjusted by the Board without shareholder or any other action.

   12. Sale of Assets, Stock Exchange, etc. If the Board recommends that the Company sell substantially all of its assets, or that the holders of substantially all of the shares of outstanding stock sell or exchange their shares to or with any person, firm or corporation, or that the Company merge or consolidate with another corporation, or that the Company be liquidated and dissolved, then in any such event, the Committee may by notice in writing mailed or delivered to each holder of an outstanding option set a date (which date shall be not less than sixty (60) days from the date of mailing or delivering of such written notice) on or before which such outstanding options may be exercised, and all such outstanding options which have not been exercised on or before such date will thereafter expire and be of no further force and effect.

   13. Term of the Plan. The 1998 Non-Qualified Plan shall become effective on the date of its approval by the shareholders, and subsequent adoption and ratification by the Board, and shall continue in effect until the expiration of ten (10) years from the date of such approval by the shareholders unless sooner terminated as provided herein. The powers of the Committee shall continue in effect after the termination of the 1998 Non-Qualified Plan, until exercise or expiration of all options then outstanding.

   14. Amendment and Termination. The Board at any time may amend, suspend or terminate the 1998 Non-Qualified Plan . No action of the Board, however, may without the written consent of the holder, alter or impair any option previously granted under the 1998 Non-Qualified Plan (except pursuant to Paragraph 11 or Paragraph 12 above). In addition, except as provided in the 1998 Non-Qualified Plan, no action of the Board may, unless duly approved by the shareholders, (i) increase the maximum number of shares subject to the 1998 Non-Qualified Plan; (ii) change the option price; (iii) extend the period within which options may be granted; (iv) extend the termination date of the 1998 Non-Qualified Plan; (v) change the class of persons eligible to receive options under the 1998 Non-Qualified Plan.

   15. Obligation of the Company to Issue Shares. Notwithstanding any other provision of the 1998 Non-Qualified Plan, the Company shall not be obligated to issue any shares pursuant to any stock option unless or until:

     (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration;

     (b) the prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

     (c) in the event the stock has been listed on any stock exchange, the shares with respect to which the option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.

                                                                       EXHIBIT B

                                ASTRO-MED, INC.

                            Audit Committee Charter

I.STATEMENT OF PURPOSE

  A. The Board of Directors (the "Board") of Astro-Med, Inc. (the " Company") has oversight responsibilities with respect to the Company's maintenance of an adequate system of internal control and financial reporting. Through this charter, the Board delegates certain duties and responsibilities to its Audit Committee (the "Committee") to assist it in fulfilling these responsibilities.

  B. The Board recognizes that an informed and vigilant Audit Committee represents an effective influence for ensuring adequate internal controls and accurate and complete financial reporting. The members of the Committee are expected to discharge their duties with the same good faith, diligence, care and skill exercised in performing their duties as Directors of the Company.

II.ORGANIZATION and GENERAL

  A. The Committee shall be composed of three independent directors. To be considered independent, a member must be a non-management director, free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment as a Committee member.

  B. Each member shall be able to read and understand the Company's financial statements and at least one member of the Committee will have accounting or related financial management expertise.

  C. The Committee shall have a Chairman, appointed by the Board. A record of the Committee's proceedings will be kept.

  D. The Committee shall meet sufficiently often to review the annual financial statements, the activities and reports of the independent auditor, and other matters requiring consideration by the Committee including review of quarterly financial statements as deemed appropriate by the Committee consistent with its duties and obligations hereunder. The Committee's Chairman may call other meetings during the year as necessary.

  E. The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company. The Committee Chairman shall report its activities to the full Board following each meeting of the Committee to keep the Board informed of Committee activities and findings on a current basis.

III.OBJECTIVES

  A.  The primary responsibilities of the Committee are to:

  1.  Oversee the financial reporting process and internal control systems.

  2.  Oversee the audit function, both independent and internal.

  3. Recommend to the Board the appointment of independent auditors and annually evaluate their independence.

  4.  Review compliance with the Corporate Policy on Ethics.

  5. Annually review and assess the adequacy of this charter, amend it as appropriate, and seek and receive Board approval of the proposed changes.

IV.AUTHORITY

  A. To discharge its oversight responsibilities effectively, the Committee will maintain open lines of communication with the Chief Financial Officer and with the Company's independent auditors, each of whom will have free and direct access to the Committee. The Committee has the authority to institute, at its discretion, investigations of suspected improprieties, including the standing authority to retain special counsel and experts.

V.DUTIES AND RESPONSIBILITIES

  A.  Oversight of Internal Controls

    The Committee shall provide supervisory oversight for and review the adequacy of the development and maintenance of the systems of internal controls. These controls should be designed to assure that assets are safeguarded, transactions are authorized, and that transactions are properly recorded. Senior management or the independent auditors may be called upon to discuss the control systems and changes thereto as may be needed.

  B. Independent Auditors

    Management shall recommend to the Committee the selection, retention, or change in the Company's independent auditor. The Committee shall, after due consideration of management's recommendations, make its recommendation to the Board concerning the selection, retention, or change of the independent auditor. The independent auditor is accountable to the Board and the Committee. The Board and the Committee are authorized and responsible for selecting, evaluating, and where appropriate, replacing the outside auditor.

    The independence and objectivity of the independent auditor shall be reviewed annually with management and with the independent auditor. To assist the Committee, management shall inform the Committee of all plans to engage the independent auditor to perform management advisory services or other non-audit services for the Company, when the annual costs of such services exceed or can reasonably be expected to exceed the limits established by the Committee.

    The Committee shall meet with the independent auditor subsequent to each audit to review any significant auditing or accounting issues encountered during the audit, and the level of support provided by the Company's finance department. The independent auditor will also review with the Committee any audit findings concerning the adequacy of the system of internal controls and compliance therewith, including the responses provided by management of any such findings.

    The Committee shall obtain from management a description of issues and responses whenever a second opinion is sought from another independent public accountant.

    The Committee will obtain an annual written statement from the independent auditor delineating all relationships between the auditor and the Company. The Committee will also discuss any relationships that may impair the auditor's independence and take such actions, or make recommendations to the Board regarding actions to be taken to remedy such impairment.

  C. Oversight of Financial Reporting

    The annual audited financial statements of the Company shall be reviewed by the Committee. The quarterly financial statements shall be reviewed by the Committee if the Company's independent auditor has identified any matters that are required to be communicated to the Committee under the auditor's professional standards or as the Committee otherwise deems appropriate. The purposes of the reviews shall be to evaluate the financial reporting process to reasonably assure that the financial statements fairly present the financial position and results of operations of the Company in accordance with generally accepted accounting principles, consistently applied. The Committee shall inquire as to the following:

    . Significant variations in financial information between periods.

    . Changes in accounting standards or rules promulgated by the Financial

    . Accounting Standards Board or the U.S. Securities and Exchange
      Commission that have an impact on the financial statements.

    . Estimates made by management having a material impact on the financial statements.

    . Changes in accounting principles adopted by the Company, which have a significant impact on the financial statements.

  D. Other

    The Committee will comply with all regulations of the U.S. Securities and Exchange Commission and the NASDAQ Stock Market as they relate to disclosures and corporate governance.

    The Committee will prepare a report for the annual proxy statement that states whether the Committee has reviewed and discussed the audited financial statements with management, discuss with the independent auditors the matters required by Statement on Auditing Standard No. 61 (Communication with Audit Committees), and received and discussed with the independent auditors the matters required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees). The report must also state whether, based on the procedures performed, the members of the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K.

    The Committee shall review annually management's plan for determining compliance with the Corporate Policy on Ethics.

    The Committee shall review significant cases of employee conflict of interest, misconduct or fraud.

    Where appropriate to protect the assets of the Company and the interests of the shareholders, the Committee shall have the authority to engage adequate resources and have standing authority to initiate investigations, including the authority to retain counsel or other outside experts.

    Where appropriate the Company's outside counsel will be asked to meet with the Committee. At least annually, the Committee will review a report of outstanding litigation against the Company that may have a significant impact on the financial statements.

    The Committee will periodically review fees paid for external audit services and other consulting fees.

May 16, 2000,
 as amended March 19, 2001

                                ASTRO-MED, INC.
                 Annual Meeting of Shareholders--May 15, 2001

     The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Neil K. Robertson, or a majority of such of them as shall be present, attorneys with power of substitution and with all the powers the undersigned would possess if personally present, to vote the stock of the undersigned in ASTRO-MED, INC. at the annual meeting of shareholders to be held May 15, 2001, in West Warwick, Rhode Island, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS  FOR all nominees listed below  WITHHOLD AUTHORITY
                          (except as marked to the       to vote for all
                          contrary below) _____________  nominees listed
                                                         below ________________

Albert W. Ondis, Everett V. Pizzuti, Jacques V. Hopkins, Hermann Viets and Neil K. Robertson.
(INSTRUCTION: to withhold authority to vote for any individual nominee, write the nominee's name in the space provided below).

________________________________________________________________________________

2. Approve an increase in the maximum number of shares available under the Company's 1998 Non-Qualified Stock Option Plan

     FOR ____________   AGAINST ____________   ABSTAIN ____________

3. In their discretion, upon such other matters as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE SPECIFIED NOMINEES IN PROPOSAL 1, AND FOR PROPOSAL 2.

                    PLEASE DATE, SIGN AND RETURN THIS PROXY

Dated _________________________ , 2001   Signed ______________________________

====================================

                                       (Sign exactly as your name appears
                                       hereon. When signing as an attorney,
                                       executor, administrator, trustee,
                                       guardian or in a corporate capacity,
                                       please give full title as such. In case
                                       of joint tenants or multiple owners, each party must sign.)

====================================

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY